UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08759
Laudus Institutional Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Laudus Institutional Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2014

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2014

COMMAND PERFORMANCETM

Laudus Mondrian Institutional Fundstm

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional International Equity Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

This page is intentionally left blank.

Laudus Mondrian Institutional Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Twelve Months Ended March 31, 2014

Laudus Mondrian Institutional Emerging Markets Fund (Ticker Symbol: LIEMX)	-10.28%

MSCI Emerging Markets Index (Net)	-1.43%

Performance Details	pages 6-8

Laudus Mondrian Institutional International Equity Fund (Ticker Symbol: LIIEX)	21.56%

MSCI EAFE® Index (Net)	17.56%
MSCI EAFE® Value Index (Net)	20.25%

Performance Details	pages 9-11

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Please see prospectus for further detail and investor eligibility requirements.

4 Laudus Mondrian Institutional Funds

The Investment Environment

For the 12-month reporting period ended March 31, 2014, stocks in developed international markets rallied and stocks in emerging markets generally produced losses, representing the backdrop for the performance of the funds. Specifically, the MSCI EAFE Index returned 17.6% in U.S. dollar terms, while the MSCI Emerging Markets Index returned −1.4%.1 International currency performance versus the U.S. dollar affected these results. European currencies generally appreciated and enhanced returns in U.S. dollar terms, while emerging market currencies generally depreciated and reduced returns.

Stocks in developed international markets benefitted from efforts by the European Central Bank to unify the euro zone’s banking system, and from some signs of possible economic improvement in Europe. Relatively affordable financing for businesses and individuals also helped, as central banks in Europe, Japan, and Australia attempted to keep interest rates low to stimulate economic growth.

By comparison, emerging market stocks underperformed. A combination of higher U.S. interest rates, limited economic growth, and inflation concerns reduced the performance of stocks from Brazil, India, and parts of Asia. In addition, Russia and the Ukraine faced political unrest, driving up volatility among emerging markets, increasing risk,2 and driving down returns.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

[1]	The total returns cited are for the MSCI EAFE Index (Net) and MSCI Emerging Markets Index (Net) which are calculated net of foreign withholding taxes. For full definitions of the referenced indices, please see the Glossary.
[2]	To find out more information about this development, please read “Investments in Russian Securities” in the “What’s New” category on www.laudus.com.

Laudus Mondrian Institutional Funds 5

Laudus Mondrian Institutional Emerging Markets Fund

The Laudus Mondrian Institutional Emerging Markets Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of large-capitalization emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental analysis. For more information concerning the fund’s objectives, strategy, and risks please see the prospectus.

The fund returned -10.28% for the 12-month reporting period ended March 31, 2014. For performance comparisons, the fund uses the MSCI Emerging Markets Index (Net) (the index), which returned -1.43%.

Market Highlights. Emerging market stocks generated modest overall losses in U.S. dollar terms for the reporting period. In May 2013, the Federal Reserve (Fed) first communicated the possibility of “tapering” its efforts to stimulate economic growth by reducing its purchases of agency mortgage-backed securities and longer-term U.S. Treasuries. Emerging and developed stock markets alike, having until that point enjoyed a historically low global interest rate environment, confronted the possibility that an improving U.S. economy could lead to higher interest rates.

A sell-off of emerging market stocks ensued, especially in countries such as Brazil, India, Indonesia, South Africa, and Turkey, where current account deficits were used to help fund public spending. As financial market volatility rose, markets in countries with a greater overall exposure to improving economic prospects generally outperformed. For example, Taiwan and South Korea, as substantial exporters of consumable goods, flourished in this environment. More recently, Russia’s annexing of Crimea, and upcoming elections in Indonesia and India, polarized returns across emerging markets.

Reflecting this environment, most emerging market currencies depreciated versus the U.S. dollar, reducing emerging market stock returns in U.S. dollar terms. South Korea’s won was one of the few currencies that appreciated versus the U.S. dollar, while China’s renminbi finished relatively flat. Currencies that sharply underperformed included Brazil’s real, Russia’s ruble, Indonesia’s rupiah, and Turkey’s lira, all of which depreciated by more than 10% versus the U.S. dollar, reducing returns from these markets.

Positioning and Strategies. The fund remained invested in stocks that Mondrian believed offered attractive valuations and good protection from potentially challenging conditions. For the 12-month reporting period, these strategies resulted in country weightings and stock selection that reduced the fund’s relative performance.

Stocks from Turkey and Indonesia were poor performers on a currency-adjusted basis, generating double-digit losses in U.S. dollar terms and reducing the fund’s return by more than holdings in most other markets. Current account deficits in these countries became liabilities in light of potentially higher interest rates in the U.S. By comparison, underweight holdings in Russian and Columbian stock markets, which generated double-digit losses in U.S. dollar terms, generally enhanced the fund’s relative return.

Stock selection was another factor that generally reduced the fund’s performance, although to a smaller degree than the fund’s country allocations. One of the fund’s biggest detractors for the reporting period was Belle International Holdings, Limited, a woman’s footwear retailer that operates in China and the U.S. The fund’s holding of this company returned approximately -39% in U.S. dollar terms, and when combined with the fund’s overweight in these securities, reduced relative performance. The fund’s overweight in Turk Telekomunikasyon A/S, an integrated Telecommunications Services company in Turkey, was another holding that significantly reduced the fund’s performance, returning approximately -32% in U.S. dollar terms.

However, some of the fund’s stock selections worked out more favorably. For example, the fund held an overweight in casino operator Sands China Ltd., which was the fund’s top performer among Chinese holdings. The fund’s holdings of Sands China returned approximately 51% in U.S. dollar terms for the reporting period, and enhanced relative performance more than any other position. Indian engineering company Larsen & Toubro Ltd. also provided a strong contribution, returning approximately 29% in U.S. dollar terms and outperforming the fund’s other holdings in this market.

As of 03/31/14:

 Fund Characteristics

Number of Companies[1]	47
Weighted Average Market Cap ($ x 1,000,000)	$41,438
Price/Earnings Ratio (P/E)	11.52
Price/Book Ratio (P/B)	1.78
Portfolio Turnover (One year trailing)	41%

 Fund Overview

Fund

Minimum Initial Investment	$1,000,000
Inception Date	4/24/2008
Ticker Symbol	LIEMX
Cusip	51855H101
NAV	$8.77

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

6 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional Emerging Markets Fund

Performance and Fund Facts as of 03/31/14

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

April 24, 2008 – March 31, 2014
Performance of Hypothetical
$1,000,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	5 Years	Since Inception

Laudus Mondrian Institutional Emerging Markets Fund (4/24/08)	-10.28%	12.52%	-0.66%
MSCI Emerging Markets Index (Net)	-1.43%	14.48%	-0.58%

Fund Expense Ratio2: 1.27%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Reflects expenses expected to be charged to shareholders through at least 7/30/23. The adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

Laudus Mondrian Institutional Funds 7

 Laudus Mondrian Institutional Emerging Markets Fund

Performance and Fund Facts as of 03/31/14 continued

 Country Weightings % of Investments

China	16.4%
Brazil	12.0%
Republic of Korea	8.0%
India	7.6%
Mexico	7.4%
Taiwan	7.1%
South Africa	5.2%
Indonesia	4.9%
Turkey	4.6%
Russia	4.3%
Malaysia	4.1%
United States	4.0%
United Kingdom	3.2%
Thailand	3.0%
Philippines	2.8%
Other Countries	5.4%
Total	100.0%

 Sector Weightings % of Equities

Financials	19.5%
Energy	14.0%
Telecommunication Services	12.5%
Consumer Discretionary	11.1%
Information Technology	10.2%
Industrials	9.6%
Consumer Staples	8.7%
Utilities	8.6%
Materials	3.2%
Health Care	2.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Taiwan Semiconductor Manufacturing Co., Ltd.	4.1%
Hyundai Mobis	4.0%
Samsung Electronics Co., Ltd.	3.9%
China Mobile Ltd.	3.6%
Fibra Uno Administracion S.A. de C.V.	3.5%
Unilever plc	3.1%
PTT PCL	2.9%
China Resources Power Holdings Co., Ltd.	2.9%
Philippine Long Distance Telephone Co. ADR	2.8%
AMMB Holdings Berhad	2.7%
Total	33.5%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Management views and portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser or subadviser.

8 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional International Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of non-U.S. large-capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.

The fund returned 21.56% for the 12-month reporting period ended March 31, 2014. For performance comparisons, the fund uses the MSCI EAFE Index (Net) (the index), which returned 17.56%.

Market Highlights. International stocks from developed markets generated double-digit overall returns in spite of political turmoil and market volatility in some regions. This performance was helped by the Federal Reserve’s (Fed’s) unexpected decision in September 2013 to continue buying agency mortgage-backed securities and U.S. Treasuries at the same pace. However, with the U.S. economy generally continuing to improve, the Fed announced a slow and graduated reduction of this program in December 2013, while emphasizing that interest rates would remain at extremely low levels for an extended period. Overseas, the European Central Bank and the Bank of England both signaled their intentions to maintain very low interest rates, generally making financing more affordable for businesses and households, and supporting stocks in the process.

Helped by an improvement in the regulatory outlook, greater optimism in relation to potential wireless market consolidation and merger activity, the Telecommunication Services sector was one of the better performers for the 12-month reporting period. By comparison, the Materials sector generated one of the lowest sector returns, driven by markedly lower prices for many commodities, and significant managerial upheaval at certain large metals and mining companies.

In this environment, the U.S. dollar depreciated versus many international currencies, which enhanced overseas stock returns in U.S. dollar terms. European currencies performed particularly well, while Asia-Pacific currencies were generally weak.

Positioning and Strategies. The fund remained invested in stocks that Mondrian believed offered attractive valuations and good protection from potentially challenging conditions. For the 12-month reporting period, these strategies resulted in country weightings and overall stock selection that enhanced the fund’s overall performance, as did the fund’s currency allocations. However, the results of the fund’s sector allocations generated comparatively mixed results, and some stock selections strongly reduced the fund’s relative return.

Among sectors, an overweight in Telecommunication Services stocks and an underweight in the comparatively weak Materials sector enhanced the fund’s performance. However, an overweight position in the Consumer Staples sector and an underweight in the Consumer Discretionary sector somewhat offset these results. Stock selection within the Consumer Staples and Consumer Discretionary sectors was strong on a relative basis, as was stock selection among equity markets in France and Germany. By comparison, stock selection in the Financials and Information Technology sectors reduced the fund’s performance, as did stock selection among equity markets in Italy and Australia.

One of the fund’s better performing stocks for the period was Germany’s Deutsche Telekom, which returned more than 60% in U.S. dollar terms and provided a significant contribution to the fund’s relative performance. The company benefitted from merger-related speculation combined with relatively supportive regulation and optimism that the European Commission may allow wireless market consolidation. In addition, as Spanish regulation dissipated and bond yields generally narrowed, Spanish utility company Iberdrola S.A. generated a positive return that when combined with the fund’s overweight in this company, enhanced relative performance.

However, not all of the fund’s stock selections worked out equally well. For example, the fund overweighted shares of Canon, Inc., an imaging solutions company. This holding generated a negative return and significantly reduced the fund’s relative performance. Shares of U.K. food retailer Tesco plc represented another holding that reduced the fund’s return, underperforming the broader market as the company’s results were generally disappointing amid limited consumer confidence and spending in select European markets.

Other strategies used by the subadviser included buying forward currency contracts. The notional value of these forward currency contracts hovered around approximately 2% of the fund’s net assets.

As of 03/31/14:

 Fund Characteristics

Number of Companies[1]	41
Weighted Average Market Cap ($ x 1,000,000)	$82,507
Price/Earnings Ratio (P/E)	16.91
Price/Book Ratio (P/B)	1.73
Portfolio Turnover (One year trailing)	26%

 Fund Overview

Fund

Minimum Initial Investment	$1,000,000
Inception Date	4/24/2008
Ticker Symbol	LIIEX
Cusip	51855H200
NAV	$8.89

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Institutional Funds 9

 Laudus Mondrian Institutional International Equity Fund

Performance and Fund Facts as of 03/31/14

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

April 24, 2008 – March 31, 2014
Performance of Hypothetical
$1,000,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	5 Years	Since Inception

Laudus Mondrian Institutional International Equity Fund (4/24/08)	21.56%	14.19%	1.23%
MSCI EAFE® Index (Net)	17.56%	16.02%	1.33%
MSCI EAFE® Value Index (Net)	20.25%	16.11%	1.05%

Fund Expense Ratios2: Net 0.90%; Gross 1.68%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/23. The adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses are influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

10 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional International Equity Fund

Performance and Fund Facts as of 03/31/14 continued

 Country Weightings % of Investments

United Kingdom	20.7%
Japan	15.5%
Switzerland	13.2%
France	13.0%
Spain	8.2%
Germany	6.5%
Netherlands	5.1%
Israel	3.6%
Singapore	3.5%
Italy	3.2%
Australia	2.9%
Other Countries	4.6%
Total	100.0%

 Sector Weightings % of Equities

Consumer Staples	19.0%
Health Care	16.3%
Telecommunication Services	15.0%
Energy	12.6%
Financials	12.2%
Utilities	8.3%
Information Technology	6.7%
Industrials	6.4%
Consumer Discretionary	3.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Teva Pharmaceutical Industries Ltd. ADR	3.5%
Iberdrola S.A.	3.4%
Unilever plc	3.4%
Sanofi	3.4%
Novartis AG – Reg’d	3.4%
Royal Dutch Shell plc, Class A	3.3%
ABB Ltd. – Reg’d	3.3%
GlaxoSmithKline plc	3.3%
Nestle S.A. – Reg’d	3.3%
Zurich Insurance Group AG	3.2%
Total	33.5%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Management views and portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser or subadviser.

Laudus Mondrian Institutional Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2013 and held through March 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/13	at 3/31/14	10/1/13–3/31/14

Laudus Mondrian Institutional Emerging Markets Fund
Actual Return	1.23%	$1,000.00	$1,014.70	$6.18
Hypothetical 5% Return	1.23%	$1,000.00	$1,018.80	$6.19

Laudus Mondrian Institutional International Equity Fund
Actual Return	0.90%	$1,000.00	$1,100.60	$4.71
Hypothetical 5% Return	0.90%	$1,000.00	$1,020.44	$4.53

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

12 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Per-Share Data ($)

Net asset value at beginning of period	9.93	9.44	9.55	8.62	5.23

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14	0.10	0.11	0.19
Net realized and unrealized gains (losses)	(1.15)	0.48	(0.13)[1]	0.92	3.39

Total from investment operations	(1.02)	0.62	(0.03)	1.03	3.58
Less distributions:
Distributions from net investment income	(0.11)	(0.13)	(0.08)	(0.10)	(0.19)
Distributions from net realized gains	(0.03)	—	(0.00)[2]	—	—

Total distributions	(0.14)	(0.13)	(0.08)	(0.10)	(0.19)

Net asset value at end of period	8.77	9.93	9.44	9.55	8.62

Total return (%)	(10.28)	6.64	(0.15)	11.97	68.64

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.25	1.27	1.27	1.27	1.27
Gross operating expenses	1.25	1.27	1.43	2.63	7.56
Net investment income (loss)	1.56	1.56	1.49	1.26	2.48
Portfolio turnover rate	41	34	27	20	45
Net assets, end of period ($ x 1,000)	391,986	294,952	154,891	54,110	5,731

1 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
2 Per-share amount was less than $0.01.

See financial notes 13

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings as of March 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

93.5%	Common Stock	375,400,158	366,638,469
4.1%	Preferred Stock	22,677,527	15,833,658
1.4%	Other Investment Company	5,532,524	5,532,524

99.0%	Total Investments	403,610,209	388,004,651
1.0%	Other Assets and Liabilities, Net		3,981,649

100.0%	Net Assets		391,986,300

	Number	Value
Security	of Shares	($)

Common Stock 93.5% of net assets

Brazil 7.9%

Energy 0.0%
Petroleo Brasileiro S.A. ADR	8,200	113,734

Food, Beverage & Tobacco 1.0%
AMBEV S.A. ADR	525,700	3,895,437

Materials 0.6%
Vale S.A. ADR	167,900	2,322,057

Software & Services 1.1%
Cielo S.A.	138,400	4,410,623

Transportation 3.5%
CCR S.A.	1,126,500	8,648,581
EcoRodovias Infraestrutura e Logistica S.A.	830,100	4,975,478

		13,624,059

Utilities 1.7%
CPFL Energia S.A. ADR	398,200	6,502,606

		30,868,516

Chile 2.4%

Utilities 2.4%
Enersis S.A. ADR	597,200	9,274,516

China 16.2%

Capital Goods 1.8%
Beijing Enterprises Holdings Ltd.	788,500	7,073,122

Energy 1.4%
China Shenhua Energy Co., Ltd., Class H	1,920,000	5,559,390

Health Care Equipment & Services 2.5%
Mindray Medical International Ltd. ADR	306,800	9,928,048

Household & Personal Products 1.8%
Hengan International Group Co., Ltd.	688,500	7,147,707

Retailing 2.2%
Belle International Holdings Ltd.	8,642,456	8,640,016

Telecommunication Services 3.6%
China Mobile Ltd.	1,531,000	14,056,771

Utilities 2.9%
China Resources Power Holdings Co., Ltd.	4,254,000	11,112,299

		63,517,353

India 7.5%

Banks 2.9%
Axis Bank Ltd.	268,740	6,592,788
Housing Development Finance Corp., Ltd.	321,036	4,757,576

		11,350,364

Capital Goods 2.0%
Larsen & Toubro Ltd.	378,295	8,073,589

Diversified Financials 0.6%
Rural Electrification Corp., Ltd.	605,815	2,335,309

Energy 2.0%
Cairn India Ltd.	1,378,083	7,695,086

		29,454,348

Indonesia 4.9%

Automobiles & Components 0.1%
PT Astra International Tbk	447,700	292,843

Banks 3.3%
PT Bank Mandiri (Persero) Tbk	7,294,100	6,143,446
PT Bank Rakyat Indonesia (Persero) Tbk	7,804,400	6,635,138

		12,778,584

Utilities 1.5%
PT Perusahaan Gas Negara (Persero) Tbk	13,108,300	5,948,999

		19,020,426

Kazakhstan 1.2%

Energy 1.2%
KazMunaiGas Exploration Production JSC GDR	326,940	4,577,160

Malaysia 4.1%

Banks 2.7%
AMMB Holdings Berhad	4,759,300	10,471,527

Consumer Services 1.4%
Genting Malaysia Berhad	4,367,000	5,618,870

		16,090,397

14 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Mexico 7.3%

Banks 2.1%
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR	692,300	8,508,367

Real Estate 3.5%
Fibra Uno Administracion S.A. de C.V.	4,235,300	13,699,722

Telecommunication Services 1.7%
America Movil S.A.B. de C.V., Series L ADR	329,600	6,552,448

		28,760,537

Peru 1.8%

Banks 1.8%
Credicorp Ltd.	50,695	6,991,854

Philippines 2.8%

Telecommunication Services 2.8%
Philippine Long Distance Telephone Co. ADR	177,700	10,843,254

Republic of Korea 7.9%

Automobiles & Components 4.0%
Hyundai Mobis	52,795	15,664,206

Semiconductors & Semiconductor Equipment 3.9%
Samsung Electronics Co., Ltd.	12,267	15,507,604

		31,171,810

Russia 4.2%

Banks 2.1%
Sberbank of Russia ADR	849,052	8,295,238

Energy 2.1%
Gazprom OAO ADR	1,076,717	8,366,091

		16,661,329

South Africa 5.2%

Capital Goods 2.0%
Bidvest Group Ltd.	293,439	7,753,153

Food, Beverage & Tobacco 2.6%
SABMiller plc	202,712	10,122,641

Retailing 0.6%
Woolworths Holdings Ltd.	345,374	2,403,499

		20,279,293

Taiwan 7.1%

Semiconductors & Semiconductor Equipment 4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,062,224	15,982,993

Technology Hardware & Equipment 0.8%
Asustek Computer, Inc.	319,000	3,160,924

Telecommunication Services 2.2%
Taiwan Mobile Co., Ltd.	2,717,000	8,532,231

		27,676,148

Thailand 2.9%

Energy 2.9%
PTT PCL	1,260,900	11,466,261

Turkey 4.5%

Energy 2.5%
Tupras-Turkiye Petrol Rafinerileri A/S	465,587	9,849,294

Telecommunication Services 2.0%
Turk Telekomunikasyon A/S	2,862,048	7,944,870

		17,794,164

United Kingdom 3.1%

Food, Beverage & Tobacco 3.1%
Unilever plc	286,881	12,269,779

United States 2.5%

Consumer Services 2.5%
Yum! Brands, Inc.	131,600	9,921,324

Total Common Stock
(Cost $375,400,158)		366,638,469

Preferred Stock 4.1% of net assets

Brazil 4.1%

Energy 1.6%
Petroleo Brasileiro S.A.	864,800	6,014,343

Materials 2.5%
Vale S.A. ADR	788,700	9,819,315

Total Preferred Stock
(Cost $22,677,527)		15,833,658

Other Investment Company 1.4% of net assets

United States 1.4%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	5,532,524	5,532,524

Total Other Investment Company
(Cost $5,532,524)		5,532,524

End of Investments.

At 03/31/14, the tax basis cost of the fund’s investments was $408,086,814 and the unrealized appreciation and depreciation were $20,838,402 and ($40,920,565), respectively, with a net unrealized depreciation of ($20,082,163).

See financial notes 15

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings continued

At 03/31/14, the values of certain foreign securities held by the fund aggregating $227,345,670 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$173,756,365	$—	$173,756,365
Brazil[1]	30,868,516	—	—	30,868,516
Chile[1]	9,274,516	—	—	9,274,516
China[1]	—	53,589,305	—	53,589,305
Health Care Equipment & Services	9,928,048	—	—	9,928,048
Kazakhstan[1]	4,577,160	—	—	4,577,160
Mexico[1]	28,760,537	—	—	28,760,537
Peru[1]	6,991,854	—	—	6,991,854
Philippines[1]	10,843,254	—	—	10,843,254
Russia[1]	16,661,329	—	—	16,661,329
Thailand[1]	11,466,261	—	—	11,466,261
United States[1]	9,921,324	—	—	9,921,324
Preferred Stock
Brazil[1]	15,833,658	—	—	15,833,658
Other Investment Company[1]	5,532,524	—	—	5,532,524

Total	$160,658,981	$227,345,670	$—	$388,004,651

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

16 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2014

Assets

Investments, at value (cost $403,610,209)		$388,004,651
Foreign currency, at value (cost $3,229,045)		3,233,267
Receivables:
Investments sold		1,434,851
Dividends		1,093,737
Fund shares sold		3,787
Prepaid expenses	+	1,229

Total assets		393,771,522

Liabilities

Payables:
Investments bought		1,082,298
Foreign capital gains tax		545,454
Investment adviser fees		30,118
Fund shares redeemed		3,308
Independent trustees’ fees		635
Accrued expenses and other liabilities	+	123,409

Total liabilities		1,785,222

Net Assets

Total assets		393,771,522
Total liabilities	−	1,785,222

Net assets		$391,986,300

Net Assets by Source
Capital received from investors		403,767,085
Net investment income not yet distributed		333,319
Net realized capital gains		4,035,929
Net unrealized capital depreciation		(16,150,033)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$391,986,300		44,710,658		$8.77

See financial notes 17

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Operations
For the period April 1, 2013 through March 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $1,038,347)		$9,493,610
Interest	+	46

Total investment income		9,493,656

Expenses

Investment adviser fees		3,380,846
Custodian fees		348,733
Recouped by adviser		124,830
Registration fees		96,894
Professional fees		72,038
Accounting and administration fees		66,445
Independent trustees’ fees		38,888
Shareholder reports		32,090
Transfer agent fees		25,900
Interest expense		100
Other expenses	+	37,565

Total expenses	−	4,224,329

Net investment income		5,269,327

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax paid of $49,450)		8,618,774
Net realized losses on foreign currency transactions	+	(146,182)

Net realized gains		8,472,592
Net change in unrealized appreciation (depreciation) on investments (net of foreign capital gain tax of ($464,656))		(45,112,201)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	9,245

Net change in unrealized appreciation (depreciation)	+	(45,102,956)

Net realized and unrealized losses		(36,630,364)

Decrease in net assets resulting from operations		($31,361,037)

18 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/13-3/31/14			4/1/12-3/31/13
Net investment income		$5,269,327	$3,555,083
Net realized gains (losses)		8,472,592	(1,581,025)
Net change in unrealized appreciation (depreciation)	+	(45,102,956)	17,273,374

Increase (Decrease) in net assets from operations		(31,361,037)	19,247,432

Distributions to Shareholders

Distributions from net investment income		(4,561,192)	(3,608,274)
Distributions from net realized gains	+	(1,397,361)	—

Total distributions		($5,958,553)	($3,608,274)

Transactions in Fund Shares

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		23,255,073	$207,762,546	15,102,944	$141,996,300
Shares reinvested		658,495	5,758,500	364,913	3,470,325
Shares redeemed	+	(8,900,817)	(79,166,716)	(2,177,140)	(21,045,654)

Net transactions in fund shares		15,012,751	$134,354,330	13,290,717	$124,420,971

Shares Outstanding and Net Assets

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,697,907	$294,951,560	16,407,190	$154,891,431
Total increase	+	15,012,751	97,034,740	13,290,717	140,060,129

End of period		44,710,658	$391,986,300	29,697,907	$294,951,560

Net investment income not yet distributed/Distributions in excess of net investment income			$333,319		($440,886)

See financial notes 19

Laudus Mondrian Institutional International Equity Fund

Financial Statements

Financial Highlights

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Per-Share Data ($)

Net asset value at beginning of period	7.56	7.30	7.72	7.50	5.39

Income (loss) from investment operations:
Net investment income (loss)	0.40	0.25	0.26	0.21	0.21
Net realized and unrealized gains (losses)	1.21	0.28	(0.42)	0.24	2.07

Total from investment operations	1.61	0.53	(0.16)	0.45	2.28
Less distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.26)	(0.23)	(0.17)

Net asset value at end of period	8.89	7.56	7.30	7.72	7.50

Total return (%)	21.56	7.55	(1.72)	6.14	42.37

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.90	0.90	0.90	0.90	0.90
Gross operating expenses	1.51	1.68	1.91	2.20	2.26
Net investment income (loss)	4.57	3.48	3.93	3.01	3.14
Portfolio turnover rate	26	19	14	15	34
Net assets, end of period ($ x 1,000)	26,408	20,612	18,985	16,003	13,643

20 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings as of March 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

99.1%	Common Stock	21,489,771	26,171,265
0.8%	Other Investment Company	211,249	211,249

99.9%	Total Investments	21,701,020	26,382,514
0.1%	Other Assets and Liabilities, Net		25,478

100.0%	Net Assets		26,407,992

	Number	Value
Security	of Shares	($)

Common Stock 99.1% of net assets

Australia 2.9%

Insurance 2.9%
AMP Ltd.	72,367	334,958
QBE Insurance Group Ltd.	36,085	428,832

		763,790

China 1.4%

Telecommunication Services 1.4%
China Mobile Ltd.	39,500	362,667

France 13.0%

Capital Goods 3.0%
Compagnie de Saint-Gobain	13,238	799,233

Energy 3.0%
Total S.A.	11,966	787,656

Food & Staples Retailing 0.6%
Carrefour S.A.	4,403	170,327

Pharmaceuticals, Biotechnology & Life Sciences 3.4%
Sanofi	8,535	891,900

Telecommunication Services 3.0%
Orange S.A.	52,937	781,972

		3,431,088

Germany 6.5%

Automobiles & Components 1.5%
Daimler AG - Reg’d	4,201	397,410

Software & Services 0.4%
SAP AG	1,417	114,941

Telecommunication Services 2.9%
Deutsche Telekom AG - Reg’d	46,269	750,741

Utilities 1.7%
RWE AG	10,958	444,671

		1,707,763

Israel 3.5%

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Teva Pharmaceutical Industries Ltd. ADR	17,800	940,552

Italy 3.2%

Energy 3.2%
Eni S.p.A.	33,638	843,519

Japan 15.4%

Food & Staples Retailing 2.0%
Seven & i Holdings Co., Ltd.	13,700	522,031

Household & Personal Products 3.3%
Kao Corp.	24,300	860,558

Insurance 2.3%
Tokio Marine Holdings, Inc.	20,400	611,804

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Takeda Pharmaceutical Co., Ltd.	14,000	662,650

Semiconductors & Semiconductor Equipment 1.5%
Tokyo Electron Ltd.	6,600	410,194

Technology Hardware & Equipment 2.8%
Canon, Inc.	24,100	747,963

Telecommunication Services 1.0%
NTT DOCOMO, Inc.	16,800	264,726

		4,079,926

Netherlands 5.1%

Food & Staples Retailing 3.2%
Koninklijke Ahold N.V.	41,963	842,874

Media 1.9%
Reed Elsevier N.V.	23,987	518,996

		1,361,870

Singapore 3.5%

Banks 1.7%
United Overseas Bank Ltd.	25,442	438,860

Telecommunication Services 1.8%
Singapore Telecommunications Ltd.	164,000	476,260

		915,120

Spain 8.2%

Banks 2.0%
Banco Santander S.A.	55,320	528,093

Telecommunication Services 2.8%
Telefonica S.A.	46,588	738,268

Utilities 3.4%
Iberdrola S.A.	128,197	897,053

		2,163,414

See financial notes 21

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 13.2%

Capital Goods 3.3%
ABB Ltd. - Reg’d *	33,677	869,909

Food, Beverage & Tobacco 3.3%
Nestle S.A. - Reg’d	11,468	863,192

Insurance 3.2%
Zurich Insurance Group AG *	2,803	860,842

Pharmaceuticals, Biotechnology & Life Sciences 3.4%
Novartis AG - Reg’d	10,496	891,194

		3,485,137

Taiwan 1.8%

Semiconductors & Semiconductor Equipment 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	118,839	467,577

United Kingdom 20.7%

Energy 6.3%
BP plc	99,945	803,063
Royal Dutch Shell plc, Class A	23,993	876,673

		1,679,736

Food & Staples Retailing 3.1%
Tesco plc	164,330	810,495

Food, Beverage & Tobacco 3.4%
Unilever plc	20,860	892,173

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
GlaxoSmithKline plc	32,580	868,757

Telecommunication Services 1.4%
Vodafone Group plc	102,105	375,473

Utilities 3.2%
National Grid plc	61,153	840,339

		5,466,973

United States 0.7%

Telecommunication Services 0.7%
Verizon Communications, Inc.	3,824	181,869

Total Common Stock
(Cost $21,489,771)		26,171,265

Other Investment Company 0.8% of net assets

United States 0.8%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	211,249	211,249

Total Other Investment Company
(Cost $211,249)		211,249

End of Investments.

At 03/31/14, the tax basis cost of the fund’s investments was $22,237,864 and the unrealized appreciation and depreciation were $4,694,791 and ($550,141), respectively, with a net unrealized appreciation of $4,144,650.

At 03/31/14, the values of certain foreign securities held by the fund aggregating $24,387,839 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
Reg’d —	Registered

AUD —	Australian dollar
USD —	U.S. dollar

In addition to the above, the fund held the following at 03/31/14:

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Depreciation
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contract

04/30/2014	State Street Bank London	USD	601,189	AUD	649,500	(35,312)

22 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2014 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$23,868,843	$—	$23,868,843
Israel[1]	940,552	—	—	940,552
Netherlands[1]	—	518,996	—	518,996
Food & Staples Retailing	842,874	—	—	842,874
Other Investment Company[1]	211,249	—	—	211,249

Total	$1,994,675	$24,387,839	$—	$26,382,514

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contract[2]	$—	($35,312)	$—	($35,312)

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contract is not included in Investments in the schedule of portfolio holdings and is valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

See financial notes 23

 Laudus Mondrian Institutional International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2014

Assets

Investments, at value (cost $21,701,020)		$26,382,514
Foreign currency, at value (cost $29,956)		29,990
Receivables:
Investments sold		43,667
Dividends		110,068
Foreign tax reclaims		27,340
Prepaid expenses	+	73

Total assets		26,593,652

Liabilities

Payables:
Investments bought		108,140
Independent trustees’ fees		737
Investment adviser fees		357
Unrealized depreciation on forward foreign currency exchange contracts		35,312
Accrued expenses	+	41,114

Total liabilities		185,660

Net Assets

Total assets		26,593,652
Total liabilities	−	185,660

Net assets		$26,407,992

Net Assets by Source
Capital received from investors		21,867,979
Net investment income not yet distributed		514,151
Net realized capital losses		(621,529)
Net unrealized capital appreciation		4,647,391

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$26,407,992		2,969,770		$8.89

24 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Statement of
Operations
For the period April 1, 2013 through March 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $56,660)		$1,247,540
Interest	+	4

Total investment income		1,247,544

Expenses

Investment adviser fees		171,002
Professional fees		48,408
Accounting and administration fees		48,165
Transfer agent fees		22,630
Independent trustees’ fees		15,158
Custodian fees		15,136
Shareholder reports		9,999
Registration fees		8,847
Interest expense		172
Other expenses	+	4,420

Total expenses		343,937
Expense reduction by adviser	−	138,563

Net expenses	−	205,374

Net investment income		1,042,170

Realized and Unrealized Gains (Losses)

Net realized gains on investments		402,656
Net realized gains on foreign currency transactions	+	86,938

Net realized gains		489,594
Net change in unrealized appreciation (depreciation) on investments		3,043,517
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(32,559)

Net change in unrealized appreciation (depreciation)	+	3,010,958

Net realized and unrealized gains		3,500,552

Increase in net assets resulting from operations		$4,542,722

See financial notes 25

 Laudus Mondrian Institutional International Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/13-3/31/14			4/1/12-3/31/13
Net investment income		$1,042,170	$642,169
Net realized gains (losses)		489,594	(433,570)
Net change in unrealized appreciation (depreciation)	+	3,010,958	1,151,797

Increase in net assets from operations		4,542,722	1,360,396

Distributions to Shareholders

Distributions from net investment income		($679,858)	($697,112)

Transactions in Fund Shares

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		518,176	$4,325,000	133,077	$1,000,000
Shares reinvested		80,273	665,465	86,092	612,977
Shares redeemed	+	(355,055)	(3,056,882)	(92,548)	(650,000)

Net transactions in fund shares		243,394	$1,933,583	126,621	$962,977

Shares Outstanding and Net Assets

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,726,376	$20,611,545	2,599,755	$18,985,284
Total increase	+	243,394	5,796,447	126,621	1,626,261

End of period		2,969,770	$26,407,992	2,726,376	$20,611,545

Net investment income not yet distributed			$514,151		$64,901

26 See financial notes

 Laudus Mondrian Institutional Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Institutional Funds in this report is a series of Laudus Institutional Trust, (the “trust”) a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period:

Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

Shares are bought and sold (subject to redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Forward foreign currency exchange contracts: Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of March 31, 2014 are disclosed in the Portfolio Holdings.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. Costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

As of March 31, 2014, the funds did not have any securities on loan.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2014, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

3. Risk Factors (continued):

Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.

Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, and at times, it may be difficult to value such investments.

Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Concentration Risk. Each fund has a concentration of shareholders with significant holdings whose redemption requests may create liquidity issues for the fund.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to a Management Contracts (“Advisory Agreement”) between CSIM and the trust. Mondrian Investment Partners Limited (“Mondrian”), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.

For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets described as follows:

Laudus Mondrian Institutional Emerging Markets Fund	1.00%
Laudus Mondrian Institutional International Equity Fund	0.75%

CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2023, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as follows:

Laudus Mondrian Institutional Emerging Markets Fund	1.27%
Laudus Mondrian Institutional International Equity Fund	0.90%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2014, the Laudus Mondrian Institutional Emerging

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Markets Fund repaid $124,830 of previously waived investment advisory fees. As of March 31, 2014, the balance of recoupable waivers and the respective years of expiration are as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2015	$—	$143,218
March 31, 2016	—	138,563

Total	$—	$281,781

As of March 31, 2014, the Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund had recoupable waivers expire in the amount of $25,207 and $166,015, respectively.

5. Board of Trustees:

The Trust’s Board of Trustees oversees the general conduct of the trust and the funds.

The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds. At a Board meeting held in December 2013, the Trustees voted to terminate the Trustees’ Retirement Plan. The payment to the sole remaining participant will be paid out in the fiscal year ended March 31, 2015 in accordance with the Retirement Plan.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the funds’ Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Mondrian Institutional Emerging Markets Fund	$265,868,075	$136,415,511
Laudus Mondrian Institutional International Equity Fund	7,938,302	5,833,138

8. Derivatives:

The funds invested in forward foreign currency exchange contracts (“forwards”) during the report period. The funds invested in forwards to hedge part of the funds’ exposure to certain currencies. Refer to financial note 2(b) for the funds’ accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

8. Derivatives (continued):

period ended March 31, 2014, the month-end average forward foreign currency exchange contract notional amount and the month-end average unrealized appreciation (depreciation) were as follows:

Forward Foreign Currency
	Exchange Contract	Net Unrealized
	Notional Amount	Appreciation (Depreciation)

Laudus Mondrian Institutional Emerging Markets Fund	$—	$—
Laudus Mondrian Institutional International Equity Fund	591,454	11,897

The fair value of forwards held by the funds is presented as unrealized appreciation (depreciation) on forward foreign currency exchange contracts on the Statement of Assets and Liabilities as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund
Asset Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[1]	$—	$—

Liability Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[2]	$—	$35,312

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[2]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

The effects of the forwards held by the funds in the Statement of Operations for the period ended March 31, 2014 were:

	Forward Foreign Currency Exchange Contracts
	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Realized Gains (Losses)[1]	$3,396	$100,435
Change in Unrealized Appreciation (Depreciation)[2]	($243)	($34,360)

[1]	Statement of Operations location: Net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net unrealized appreciation (depreciation) on foreign currency translations.

During the current reporting period, the funds adopted the new disclosure requirements for offsetting assets and liabilities pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The funds’ forward foreign currency exchange contracts are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the funds and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the funds or the counterparty. Laudus Mondrian Institutional International Equity Fund’s forward foreign currency exchange contracts, which are reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forward foreign currency exchange contracts, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of March 31, 2014.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

8. Derivatives (continued):

Laudus Mondrian Institutional International Equity Fund:
		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Liabilities
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Pledged	Amounts(a)

State Street Bank London	($35,312)	$—	$—	($35,312)

Total	($35,312)	$—	$—	($35,312)

[a]	Represents the net amount due to the counterparty in the event of default.

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. No redemption fees were charged during the current and prior periods.

10. Federal Income Taxes:

As of March 31, 2014, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Undistributed ordinary income	$3,665,522	$478,895
Undistributed long-term capital gains	5,298,764	—
Unrealized appreciation on investments	20,838,402	4,694,791
Unrealized depreciation on investments	(40,920,565)	(550,141)
Other unrealized appreciation (depreciation)	(544,475)	1,893

Net unrealized appreciation (depreciation)	($20,626,638)	$4,146,543

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2017	$117,761	$—
March 31, 2018	—	84,685

Total	$117,761	$84,685

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2014, the funds had no capital losses deferred. The capital losses utilized are as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital losses utilized	$1,242,974	$508,602

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Current period distributions
Ordinary income	$4,561,192	$679,858
Long-term capital gains	1,397,361	—
Return of capital	—	—

Prior period distributions
Ordinary income	$3,608,274	$697,112
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, deferred trustee retirement plan fees, Passive Foreign Investment Companies (PFICs) and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2014, the funds made the following reclassifications:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital shares	$—	$—
Undistributed net investment income	66,070	86,938
Net realized capital gains (losses)	(66,070)	(86,938)

As of March 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the funds did not incur any interest or penalties.

11. Other:

As a result of recent political and military actions undertaken by the Russian Federation, the U.S. and the European Union have instituted various economic sanctions against Russian individuals and entities. The U.S. and/or the European Union may impose additional economic sanctions, or take other actions, against individuals and/or companies in specific sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, and the threat of additional sanctions, could have adverse consequences for the Russian economy, including continued weakening of the Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Any of these events could negatively impact the Laudus Mondrian Institutional Emerging Markets Fund’s investments in Russian securities.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the two funds which constitute Laudus Institutional Trust, hereafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 16, 2014

Other Federal Tax Information (unaudited)

The funds may elect under Internal Revenue Code section 853(a) to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2014, and the respective foreign source income on the funds were as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian Institutional Emerging Markets Fund	$1,032,771	$10,340,120
Laudus Mondrian Institutional International Equity Fund	56,660	1,070,348

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2014, qualify for the corporate dividends received deduction:

Percentage

Laudus Mondrian Institutional Emerging Markets Fund	2.06
Laudus Mondrian Institutional International Equity Fund	—

For the fiscal year ended March 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Laudus Mondrian Institutional Emerging Markets Fund	$5,040,700
Laudus Mondrian Institutional International Equity Fund	736,518

Under section 852(b)(3)(C) of the Internal Revenue Code, the Laudus Mondrian Institutional Emerging Markets Fund hereby designates $1,397,361 as long term capital gain dividends for the fiscal year ended March 31, 2014.

Trustees and Officers

The tables below give information about the trustees and officers of Laudus Institutional Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Institutional Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Institutional Trust since 2011.)	Retired. Formerly, Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012-present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present)
Director, Oneok, Inc. (2009 – present)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Institutional Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Institutional Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Institutional Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Institutional Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Laudus Funds who also serves as an independent trustee of Schwab Funds to retire from the Boards of Laudus Funds upon their required retirement date from either the Boards of Trustees of Laudus Funds or Schwab Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. This series approximates the minimum possible dividend reinvestment.

MSCI EAFE® Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Russell 1000 Index an index that measures the performance of the large-cap segment of the U.S. equity universe.

S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on each fund’s most recent Form N-Q is also available at www.laudus.com.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2013 Laudus Funds. All rights reserved.

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR47599-05
00115758

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2014: $78,120                     2013: $75,884

(b) Below is the aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2014: $12,046                     2013: $11,696
Nature of these services: Agreed upon services in regards to service provider conversion.
     In the last fiscal year there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2014: $12,048                     2013: $11,698
Nature of these services: preparation and review of tax returns.
     In last fiscal year there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below is the aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2014: $658                     2013: $714

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.

     In the last fiscal year there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed for the last fiscal year by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2014: $24,752                     2013: $24,108
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below is the aggregate fees billed for the last fiscal year by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
     2013: NONE                     2012: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Institutional Trust

By:	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

Date: May 16, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

Date: May 16, 2014

By:	/s/ George Pereira George Pereira
Chief Financial Officer

Date: May 16, 2014